Exhibit 99.2

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF ARIZONA

In re:                        )  CASE NO. B-00-10939-ECF-RTB
                              )
SUNRISE EDUCATIONAL SERVICES  )  BUSINESS AND INDUSTRY
                              )  MONTHLY OPERATING REPORT
                              )
                              )  MONTH OF MAY
                              )
                   Debtor(s)  )  DATE PETITION FILED: October 6, 2000
                              )
                              )  TAX PAYER ID NO. 4101581297

Nature of Debtor's Business: For Profit Educational Services

DATE DISCLOSURE STATEMENT:    FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------
DATE PLAN OF REORGANIZATION:  FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/ Michael Lynch                                                        CEO
---------------------------------------                               ----------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                 TITLE

Michael Lynch
---------------------------------------                               ----------
PRINTED NAME OF RESPONSIBLE PARTY                                       DATE


PREPARER:

/s/ Douglass E. Snell                                                 Controller
---------------------------------------                               ----------
ORIGINAL SIGNATURE OF PREPARER                                          TITLE

Douglass E. Snell
---------------------------------------                               ----------
PRINTED NAME OF PREPARER                                                 DATE

PERSON TO CONTACT REGARDING THIS REPORT: Douglass E. Snell
                                         ---------------------------------------
                           PHONE NUMBER: 480-783-4317
                                         ---------------------------------------
                                ADDRESS: 4515 E. Muirwood Dr.
                                         Phoenix, AZ 85048
                                         ---------------------------------------

                   ORIGINAL OF REPORT IS FILED WITH THE COURT,
                    COPY IS FILED WITH U.S. TRUSTEE'S OFFICE

SUNRISE EDUCATIONAL SERVICES, INC.
B-00-10939-ECF-RTB                                MONTH: APRIL 2001


                           RECEIPTS AND DISBURSEMENTS

                                                     BANK ACCOUNTS
                                      ------------------------------------------
Amounts reported should be               SUNRISE     SUNRISE PMTS
per the debtor's books,                 OPERATING      MADE BY
not per the bank statement            #052-978-7889   TESSERACT        TOTAL
                                      -------------   ---------   --------------
ACCOUNT BALANCE -
BEGINNING OF MONTH                               --                           --

RECEIPTS
 STUDENT FEES                                                                 --
 CHARTER SCHOOL REVENUE                                                       --
 ACCOUNTS RECEIVABLE                                                          --
 LOANS AND ADVANCES                                                           --
 SALE OF ASSETS                                                               --
 TRANSFERS IN FROM OTHER ACCOUNTS        701,748.38   524,741.32    1,226,489.70
 OTHER (ATTACH LIST)                                                          --

     TOTAL RECEIPTS                      701,748.38   524,741.32    1,226,489.70

DISBURSEMENTS
 BUSINESS - ORDINARY OPERATIONS          701,748.38                   701,748.38
 CAPITAL IMPROVEMENTS                                                         --
 PRE-PETITION DEBT                                                            --
 TRANSFERS TO OTHER DIP ACCOUNTS                                              --
 PAYMENTS MADE FOR SUNRISE EDU.                       524,741.32      524,741.32
 OTHER (ATTACH LIST)                                                          --

 REORGANIZATION EXPENSES:
  ATTORNEY FEES                                                               --
  ACCOUNTANT FEES                                                             --
  OTHER PROFESSIONAL FEES                                                     --
  U.S. TRUSTEE QUARTERLY FEE                                                  --
  COURT COSTS                                                                 --
     TOTAL DISBURSEMENTS                 701,748.38   524,741.32    1,226,489.70
                                         ----------   ----------    ------------
ACCOUNT BALANCE -
END OF MONTH                                     --           --              --
                                         ==========   ==========    ============

                    THE FOLLOWING SECTION MUST BE FILLED OUT

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
 TOTAL DISBURSEMENTS FROM ABOVE                                     1,226,489.70
  LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                   --
 PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
                                                                    ------------
 TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                1,226,489.70
                                                                    ============

                       Sunrise Educational Services, Inc.
                             Statement of Operations
                        For the Month Ending May 31, 2001

REVENUE
Tuition and Fees Revenue                                          $1,288,823.19
Government Revenue                                                    72,793.83
Food Revenue                                                           3,796.23
Discounts                                                           (137,150.68)
Refunds/Returns                                                         (720.25)
                                                                  -------------
Total Revenue                                                      1,227,542.32
                                                                  -------------
OPERATIONAL COSTS
Salaries and Wages                                                   531,929.95
Taxes and Benefits                                                    54,016.02
Classroom Expenses                                                     6,979.55
Food Programs Expense                                                 50,930.86
Transportation Expenses                                               10,031.18
Maintenance Expense                                                   59,986.64
Insurance Expense                                                     17,231.81
Rent Expense                                                         205,154.16
Security Services Expense                                              1,034.79
Personal Property Tax Expense                                          1,082.16
Real Property Tax Expense                                              5,870.26
Utilities Expense                                                     18,614.84
                                                                  -------------
Total Operational Costs                                              962,862.22
                                                                  -------------
GENERAL & ADMINISTRATIVE COSTS
Advertising, Mktg, Promo Exp                                          33,586.23
Bad Debt Expense                                                      11,677.90
Bank Charges/Processing Fees-A                                        16,569.02
Computer/Technology Expense                                                  --
Licenses & Fees Expense                                                1,834.89
Office/School Supplies Expense                                           951.06
Penalties and Late Fee Charges                                            50.00
Postage and Printing Expense                                           1,908.92
Pre-Employment Expense                                                 2,779.19
Telephone Expense                                                      9,050.83
Travel Expense                                                           654.31
Allocated Corporate Overhead                                          50,651.00
Other Expenses                                                         2,659.52
                                                                  -------------
Total General and Administrative Expenses                            132,372.87
                                                                  -------------
Gain (Loss) on Disposal of Assets                                    269,649.31
Interest Expense                                                      (3,226.43)
Other Income (Expense)                                                       --
                                                                  -------------
Net Interest and Other Income (Expense)                              266,422.88
                                                                  -------------
Depreciation Expense                                                  40,921.74
                                                                  -------------
Total Depreciation and Amortization                                   40,921.74
                                                                  -------------
REORGANIZATION EXPENSES
Bankruptcy Fees                                                              --
Professional Fees Allocated                                           37,800.00
                                                                  -------------
Total Reorganization Expenses                                         37,800.00
                                                                  -------------
Net Income                                                        $  320,008.37
                                                                  =============

                       Sunrise Educational Services, Inc.
                                  Balance Sheet
                                  May 31, 2001

ASSETS

Current Assets
Cash and Cash Equivalents                                         $    9,500.00
Accounts Receivable, net                                             447,703.24
Prepaid Rent                                                         226,739.26
Other Current Assets                                                  32,757.13
                                                                  -------------
Total Current Assets                                                 716,699.63

Due From Tesseract                                                 1,006,524.55
Property and Equipment, net                                          839,716.47
Deposits and Other Assets                                            150,334.37
                                                                  -------------
Total Assets                                                      $2,713,275.02
                                                                  =============
LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities                                                          --
Accounts Payable                                                  $   49,404.91
Checks in Process of Collection                                      260,710.17
Payroll and Related Accruals                                         365,940.41
Deferred Revenue and Tuition Deposits                                 69,089.89
                                                                  -------------
Total Current Liabilities                                            745,145.38
                                                                  -------------
Pre-Petition Liabilities
Accounts Payable                                                     648,918.71
Other Current Liabilities                                            155,594.80
Long-Term Debt                                                         5,546.62
                                                                  -------------
Total Pre-Petition Liabilities                                       810,060.13
                                                                  -------------
Reserve for Closed Schools                                           143,661.34
Other Long-Term Obligations                                          279,097.47
                                                                  -------------
Total Long-Term Liabilities                                          422,758.81
                                                                  -------------
Total Liabilities                                                  1,977,964.32
                                                                  -------------
Shareholders' Equity
Pre-Petition Shareholders' Equity                                  1,156,067.94
Post Petition Retained Deficit                                      (420,757.24)
                                                                  -------------
Total Shareholders' Equity                                           735,310.70
                                                                  -------------
Total Liabilities and Shareholders' Equity                        $2,713,275.02
                                                                  =============

CASE NUMBER: B-00-10939-ECF-RTB                     STATUS OF ASSETS


                                                      0-30      31-60     60+
ACCOUNTS RECEIVABLE                        TOTAL      DAYS      DAYS      DAYS
-------------------                        -----      ----      ----      ----
TOTAL ACCOUNTS RECEIVABLE                 447,703   380,193    57,992     9,519
 LESS: AMOUNT CONSIDERED UNCOLLECTIBLE
ACCOUNTS RECEIVABLE (NET)                 447,703   380,193    57,992     9,519

                               SCHEDULED                                CURRENT
FIXED ASSETS                    AMOUNT      ADDITIONS     DELETIONS      AMOUNT
------------                    ------      ---------     ---------      ------
REAL PROPERTY

BUILDING IMPROVEMENTS/PLANT   1,020,140       56,214       236,619      839,736
ACCUMULATED DEPRECIATION       (413,993)    (115,058)     (132,258)    (396,794)
NET BUILDINGS/PLANT             606,147      (58,844)      104,361      442,942

EQUIPMENT                       755,300       24,266        32,330      747,236
ACCUMULATED DEPRECIATION       (511,115)    (130,029)      (20,531)    (620,613)
NET EQUIPMENT                   244,186     (105,763)       11,799      126,623

AUTOS & VEHICLES                953,839                                 953,839
ACCUMULATED DEPRECIATION       (625,670)     (58,017)                  (683,687)
NET AUTOS & VEHICLES            328,170      (58,017)           --      270,152

CASE NUMBER: B-00-10939-ECF-RTB             STATUS OF LIABILITIES
                                            AND SENSITIVE PAYMENTS

     POSTPETITION
   UNPAID OBLIGATIONS             TOTAL       0-30     31-60    61-90      91+
   ------------------             -----       ----     -----    -----     -----

ACCOUNTS PAYABLE                 49,405     44,834        --       --     4,571
TAXES PAYABLE                       378        378
ACCRUED PAYROLL AND BENEFITS    365,562    365,562
PREPAID TUITION                  69,090     69,090
SECURED DEBT                         --
OUTSTANDING A/P CHECKS          260,710    260,710
OTHER (ATTACH LIST)                  --
                                -------    -------       ---      ---     -----
TOTAL POST-PETITION
     LIABILITIES                745,145    740,575        --       --     4,571
                                =======    =======       ===      ===     =====

PAYMENTS TO INSIDERS AND PROFESSIONALS

                                    INSIDERS

                                                       AMOUNT PD     TOTAL PD
NAME                          REASON FOR PAYMENT      THIS MONTH     TO DATE
----                          ------------------      ----------     -------
NONE


TOTAL PAYMENTS TO INSIDERS                                    --          --

                                  PROFESSIONALS

         DATE OF COURT                                                   TOTAL
       ORDER AUTHORIZING    AMOUNT         AMOUNT      TOTAL PAID       INCURRED
NAME       PAYMENT         APPROVED         PAID        TO DATE         & UNPAID
----       -------         --------         ----        -------         --------
NONE

CASE NUMBER: B-00-10939-ECF-RTB                                 CASE STATUS

QUESTIONNAIRE
                                                              YES          NO
                                                              ---          --
HAVE ANY FUNDS BEEN DISBURSED FROM ANY
ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
ACCOUNT?                                                                   NO

ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS,
NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                 NO

ARE ANY WAGE PAYMENTS PAST DUE?                                            NO

ARE ANY U.S. TRUSTEE QUARTERLY FEES
DELINQUENT?                                                                NO

CURRENT NUMBER OF EMPLOYEES: 458


INSURANCE
                    CARRIER AND    PERIOD     EXPIRATION   PAYMENT AMOUNT
TYPE OF POLICY     POLICY NUMBER   COVERED       DATE       & FREQUENCY
--------------     -------------   -------       ----       -----------
Gen Liability      CLI0020446      3/1/2001    7/31/2001    Paid in full
Auto Liability     70APN164181     3/1/2001    7/31/2001    Paid in full
Excess Liability   UMI0000567      3/1/2001    7/31/2001    Paid in full
Workers Comp       307512-4       12/1/2000   11/30/2001    Monthly as a % of PR
Blanket Contents   59UUMUN3158     3/1/2001    7/31/2001    Paid in full

WHAT STEPS HAVE BEEN TAKEN TO REMEDY ANY OF THE PROBLEMS THAT BROUGHT ABOUT THE CHAPTER 11 FILING?

     Purchasing of new schools has ceased, and administrative expenses have been reduced. Other restructuring measures are being considered.

LIST ANY MATTERS THAT ARE DELAYING THE FILING OF A PLAN OF REORGANIZATION?

SUNRISE EDUCATIONAL SERVICES, INC.
CASH FLOW ANALYSIS
B-00-10939-ECF-RTB

BEGINNING FUNDS AVAILABLE:                                        $  200,540.63
                                                                  -------------

Cash In:   Telecheck                                              $  216,966.61
           Credit Card Deposit (Preschools)                          548,180.36
           Regular Deposits (Preschools)                             440,940.78
                                                                  -------------
Daily Cash In:                                                    $1,206,087.75


Cash Out:  Preschool A/P                                          $  701,748.38
           Preschool Payroll                                         461,448.12
           Corporate A/P (allocated)                                  63,293.20
           Preschool NSF                                               6,362.65
                                                                  -------------
Daily Cash Out:                                                   $1,232,852.35

Net Cash In/Out:                                                  $  (26,764.60)
                                                                  -------------
ENDING FUNDS AVAILABLE:                                           $  173,776.03
                                                                  =============

                            Sunrise Preschools, Inc.
                          VENDOR CHECK REGISTER REPORT
                              Payables Management

* Voided Checks

                                                                                                  Audit
Check Number   Vendor ID      Vendor Check Name                    Check Date  Checkbook ID     Trail Code         Amount
------------   ---------      -----------------                    ----------  ------------     ----------         ------
100013127      KTVCHA000      KTVK-TV CHANNEL 3                      5/1/2001  OPERATING        PMCHK00000121    $19,300.00
100013128      APS200000      APS-2907                               5/4/2001  OPERATING        PMCHK00000122     $2,187.08
100013129      ARIAIR000      ARIZONA AIR-SCENT                      5/4/2001  OPERATING        PMCHK00000122       $535.34
100013130      AT&T000        AT& T 78522                            5/4/2001  OPERATING        PMCHK00000122        $41.35
100013131      AT&T78522      AT&T - 78225                           5/4/2001  OPERATING        PMCHK00000122        $18.91
100013132      BANONE003      BANK ONE ARIZONA NA                    5/4/2001  OPERATING        PMCHK00000122       $412.64
100013133      BELVIS000      BELLA VISTA WATER COMPANY              5/4/2001  OPERATING        PMCHK00000122        $99.35
100013134      CASELI000      ELIZABETH CASON                        5/4/2001  OPERATING        PMCHK00000122       $265.10
100013135      CENLEA000      CENTENNIAL LEASING & SALES INC         5/4/2001  OPERATING        PMCHK00000122       $408.65
100013136      CITPHOWAT      CITY OF PHOENIX (WATER SVCS)29         5/4/2001  OPERATING        PMCHK00000122       $423.77
100013137      COUCHE000      COURTESY CHEVROLET                     5/4/2001  OPERATING        PMCHK00000122     $9,146.91
100013138      CREFUN000      CREATIVE FUNDING                       5/4/2001  OPERATING        PMCHK00000122       $297.92
100013139      EXTCLE000      EXTRACTION CLEANING COMPANY            5/4/2001  OPERATING        PMCHK00000122     $1,320.00
100013140      FLOLOR000      LORENA FLOREZ                          5/4/2001  OPERATING        PMCHK00000122        $80.80
100013141      GECAP0003      GE CAPITAL                             5/4/2001  OPERATING        PMCHK00000122       $187.23
100013142      HAVLAU000      LAURA HAVERSTOCK                       5/4/2001  OPERATING        PMCHK00000122        $81.50
100013143      HUGDAW000      DAWN HUGHES                            5/4/2001  OPERATING        PMCHK00000122        $15.00
100013144      IKOOFF003      IKON OFFICE SOLUTIONS (CA)             5/4/2001  OPERATING        PMCHK00000122       $821.50
100013145      KAMLES000      LESLIE KAMPER # 127                    5/4/2001  OPERATING        PMCHK00000122       $227.24
100013146      LAKLEA000-B    LAKESHORE LEARNING MATERIALS           5/4/2001  OPERATING        PMCHK00000122     $2,557.88
100013147      LITPAR         Litchfield Parks & Recreation          5/4/2001  OPERATING        PMCHK00000122       $155.62
100013148      MAYCHA00       CHAMBRE MAYHUE                         5/4/2001  OPERATING        PMCHK00000122        $90.70
100013149      MONROX000      MONTANEZ, ROXANN                       5/4/2001  OPERATING        PMCHK00000122        $92.13
100013150      MOUPAR001      MOUNTAIN PARK RANCH HOA                5/4/2001  OPERATING        PMCHK00000122        $46.00
100013151      NOP000000      NOPPENBERG,KAREN                       5/4/2001  OPERATING        PMCHK00000122       $114.73
100013152      NOPMIK000      MIKE NOPPENBERG                        5/4/2001  OPERATING        PMCHK00000122     $1,385.76
100013153      PACALA000      PACIFIC ALARMS COMPANY                 5/4/2001  OPERATING        PMCHK00000122       $350.00
100013154      PITBOW000      PITNEY BOWES CREDIT CORP856460         5/4/2001  OPERATING        PMCHK00000122       $537.90
100013155      PROUSA000      PROFORCE USA                           5/4/2001  OPERATING        PMCHK00000122    $12,815.33
100013157      SC0WAR000      SC WARNER TEMPE, INC.                  5/4/2001  OPERATING        PMCHK00000122     $2,667.66
100013158      SIEDAV000      DAVID SIELING                          5/4/2001  OPERATING        PMCHK00000122        $51.80
100013159      SLAJAC000      JACK SLATE                             5/4/2001  OPERATING        PMCHK00000122     $1,087.84
100013160      SOUGAS000      SOUTHWEST GAS CORPORATION              5/4/2001  OPERATING        PMCHK00000122       $158.34
100013161      SRP2950        SRP2950                                5/4/2001  OPERATING        PMCHK00000122     $4,537.94
100013162      THUMOU000      THUNDER MOUNTAIN CLEANING SERV         5/4/2001  OPERATING        PMCHK00000122     $1,841.50
100013163      TOWOF0002      TOWN OF GILBERT - UTILITIES            5/4/2001  OPERATING        PMCHK00000122       $407.91
100013164      UHLTRA000      TRACY UHLES                            5/4/2001  OPERATING        PMCHK00000122       $140.00
100013165      US0POS001      US POSTAL SERVICE 504766               5/4/2001  OPERATING        PMCHK00000122     $2,000.00
100013166      US0WES003      US WEST COMMUNICATIONS-29060           5/4/2001  OPERATING        PMCHK00000122     $2,220.70
100013167      WASMAN001      WASTE MANAGEMENT OF ARIZONA            5/4/2001  OPERATING        PMCHK00000122     $2,192.13
100013168      WELFAR001      WELLS FARGO                            5/4/2001  OPERATING        PMCHK00000122       $660.00
100013169      WESINN000      WESTERN INNOVATIONS INC                5/4/2001  OPERATING        PMCHK00000122     $5,700.00
100013170      WILLIS000      LISA WILLIAMS                          5/4/2001  OPERATING        PMCHK00000122        $30.50
100013171      KMLFM000       KMLE-FM RADIO                          5/4/2001  OPERATING        PMCHK00000123    $10,000.00
100013172      US0FOO000      US FOODSERVICE                         5/7/2001  OPERATING        PMCHK00000124    $19,518.46
100013173      ARIPEN000      ARIZONA PENNYSAVER                     5/8/2001  OPERATING        PMCHK00000125       $625.00
100013174      HODCAR000      CARRIE HODGE                           5/8/2001  OPERATING        PMCHK00000125       $334.24
100013175      MAR000000      MARRO,GINNY                            5/8/2001  OPERATING        PMCHK00000125       $256.62
100013176      MCE000000      MCESD                                  5/8/2001  OPERATING        PMCHK00000125       $330.00
100013177      MONROX000      MONTANEZ, ROXANN                       5/8/2001  OPERATING        PMCHK00000125       $189.62
100013178      MONVAL000      MONKS, VALERIE                         5/8/2001  OPERATING        PMCHK00000125       $250.00
100013179      ROAFIR000      ROADRUNNER FIRE & SAFETY               5/8/2001  OPERATING        PMCHK00000125       $373.25
100013180      SOBDIA000      DIANE SOBOL                            5/8/2001  OPERATING        PMCHK00000125        $25.42
100013181      THORAE000      THOMAS, RAE ANN                        5/8/2001  OPERATING        PMCHK00000125        $83.52
100013182      TOOLOR000      LORI TOOLEY                            5/8/2001  OPERATING        PMCHK00000125        $18.91
100013183      MOTVEH000      MOTOR VEHICLE DIVISION                5/10/2001  OPERATING        PMCHK00000126       $113.04
100013184      MOTVEH000      MOTOR VEHICLE DIVISION                5/10/2001  OPERATING        PMCHK00000126       $255.84
100013185      MOTVEH000      MOTOR VEHICLE DIVISION                5/10/2001  OPERATING        PMCHK00000126       $169.87
100013186      MOTVEH000      MOTOR VEHICLE DIVISION                5/10/2001  OPERATING        PMCHK00000126        $72.12
100013187      MOTVEH000      MOTOR VEHICLE DIVISION                5/10/2001  OPERATING        PMCHK00000126       $255.84
100013188      MOTVEH000      MOTOR VEHICLE DIVISION                5/10/2001  OPERATING        PMCHK00000126       $255.84
100013189      VIP000000      VIP                                   5/10/2001  OPERATING        PMCHK00000126        $12.50
100013190      VIP000000      VIP                                   5/10/2001  OPERATING        PMCHK00000126        $12.50
100013191      VIP000000      VIP                                   5/10/2001  OPERATING        PMCHK00000126        $12.50
100013201      SANSHE000      SHEILA SANVILLE                       5/15/2001  OPERATING        PMCHK00000127       $462.89
100013202      AKEUNS000      UNSUK AKERS                           5/15/2001  OPERATING        PMCHK00000128        $10.00
100013203      ARTLOR000      LORETTA ARTHUR                        5/15/2001  OPERATING        PMCHK00000128        $10.00

                            Sunrise Preschools, Inc.
                          VENDOR CHECK REGISTER REPORT
                              Payables Management

* Voided Checks

                                                                                                  Audit
Check Number   Vendor ID      Vendor Check Name                    Check Date  Checkbook ID     Trail Code         Amount
------------   ---------      -----------------                    ----------  ------------     ----------         ------
100013204      BUCNIC000      NICOLE BUCHANAM # 129                 5/15/2001  OPERATING        PMCHK00000128        $10.00
100013205      CARMAN000      MANDY CARTER                          5/15/2001  OPERATING        PMCHK00000128        $10.00
100013206      CHICRAF001     CHILDCRAFT EDUCATION CORP             5/15/2001  OPERATING        PMCHK00000128     $4,333.90
100013207      CITPEOUTI      CITY OF PEORIA - UTILITIES            5/15/2001  OPERATING        PMCHK00000128       $309.56
100013208      CITPHOWAT      CITY OF PHOENIX (WATER SVCS)29        5/15/2001  OPERATING        PMCHK00000128       $101.69
100013209      CITSIEVI2      CITY OF SIERRA VISTA                  5/15/2001  OPERATING        PMCHK00000128       $372.70
100013210      CON000000      CONCENTRA                             5/15/2001  OPERATING        PMCHK00000128       $805.00
100013211      COUCHE000      COURTESY CHEVROLET                    5/15/2001  OPERATING        PMCHK00000128     $1,256.18
100013212      DELSTA000      DELAWARE SECRETARY OF STATE           5/15/2001  OPERATING        PMCHK00000128       $102.40
100013213      ELEWES000      ELECTRONICS WEST, INC.                5/15/2001  OPERATING        PMCHK00000128       $141.86
100013214      FRIDAW000      DAWN FRIDAY                           5/15/2001  OPERATING        PMCHK00000128        $10.00
100013215      GARVIT000      GARZA VITA                            5/15/2001  OPERATING        PMCHK00000128        $10.00
100013216      GECAP0003      GE CAPITAL                            5/15/2001  OPERATING        PMCHK00000128     $1,029.40
100013217      HEASAV000      HEART SAVERS                          5/15/2001  OPERATING        PMCHK00000128       $200.00
100013218      HOMDEP000      HOME DEPOT                            5/15/2001  OPERATING        PMCHK00000128     $2,545.76
100013219      IROMOU000      IRON MOUNTAIN                         5/15/2001  OPERATING        PMCHK00000128        $87.86
100013220      JAKBRE000      JAKE BREAK CAFE                       5/15/2001  OPERATING        PMCHK00000128     $1,270.65
100013221      JETCON000      JET CONNECTION                        5/15/2001  OPERATING        PMCHK00000128       $250.74
100013222      KRATER000      TERRILYNN KRAMER                      5/15/2001  OPERATING        PMCHK00000128        $10.00
100013223      LAKLEA000-B    LAKESHORE LEARNING MATERIALS          5/15/2001  OPERATING        PMCHK00000128       $797.99
100013224      LOWTAM000      TAMMY LOWE                            5/15/2001  OPERATING        PMCHK00000128        $95.00
100013225      OPECLE000      OPEN WORKS                            5/15/2001  OPERATING        PMCHK00000128     $1,170.00
100013226      OVILIZ000      LIZA OVIEDO                           5/15/2001  OPERATING        PMCHK00000128        $10.00
100013227      PACALA000      PACIFIC ALARMS COMPANY                5/15/2001  OPERATING        PMCHK00000128       $270.00
100013228      Q0MINC000      Q-MATRIX INC                          5/15/2001  OPERATING        PMCHK00000128       $342.23
100013229      REEJOD000      JODY REESE                            5/15/2001  OPERATING        PMCHK00000128        $10.00
100013230      SANBAR001      SANTA BARBARA BANK & TRUST            5/15/2001  OPERATING        PMCHK00000128       $578.34
100013231      SRP2950        SRP2950                               5/15/2001  OPERATING        PMCHK00000128     $1,356.44
100013232      THEHAR000      THE HARTFORD                          5/15/2001  OPERATING        PMCHK00000128     $5,430.27
100013233      TOSEAS000      TOSHIBA EASY LEASE                    5/15/2001  OPERATING        PMCHK00000128       $456.37
100013234      TOWOF0002      TOWN OF GILBERT - UTILITIES           5/15/2001  OPERATING        PMCHK00000128       $733.04
100013235      US0WES003      US WEST COMMUNICATIONS-29060          5/15/2001  OPERATING        PMCHK00000128       $225.17
100013236      WELFAR001      WELLS FARGO                           5/15/2001  OPERATING        PMCHK00000128       $748.00
100013237      ZAMMAR000      MARIA ZAMBRANO                        5/15/2001  OPERATING        PMCHK00000128        $10.00
100013238      WICPIL000      WICK PILCHER INSURANCE, INC.          5/18/2001  OPERATING        PMCHK00000129    $18,842.00
100013239      MANLIF000      MANULIFE FINANCIAL                    5/18/2001  OPERATING        PMCHK00000130     $4,066.27
100013240      US0FOO000      US FOODSERVICE                        5/18/2001  OPERATING        PMCHK00000131    $18,000.57
100013241      US0FOO000      US FOODSERVICE                        5/18/2001  OPERATING        PMCHK00000131       $566.62
100013242      UNIPUB000      UNITED PARENTING PUBLICATIONS         5/21/2001  OPERATING        PMCHK00000132     $1,035.00
100013243      APS200000      APS-2907                              5/21/2001  OPERATING        PMCHK00000133     $4,808.69
100013244      ARIAIR000      ARIZONA AIR-SCENT                     5/21/2001  OPERATING        PMCHK00000133       $792.27
100013245      AT&T000        AT& T 78522                           5/21/2001  OPERATING        PMCHK00000133        $62.28
100013246      BRICOM000      BRIXTON COMMERCIAL CLEANING           5/21/2001  OPERATING        PMCHK00000133     $1,000.00
100013247      CHEUSA000      CHEVRON USA INC                       5/21/2001  OPERATING        PMCHK00000133     $5,415.77
100013248      CITGLEUTI      CITY OF GLENDALE - UTILITIES          5/21/2001  OPERATING        PMCHK00000133       $336.96
100013249      CITMES001      CITY OF MESA-SWIM                     5/21/2001  OPERATING        PMCHK00000133       $338.00
100013250      CITPHOWAT      CITY OF PHOENIX (WATER SVCS)29        5/21/2001  OPERATING        PMCHK00000133       $431.03
100013251      CITVEN000      CITICORP VENDOR FINANCE, INC          5/21/2001  OPERATING        PMCHK00000133     $4,300.00
100013252      CLS000000      CLS/CLEANWAY                          5/21/2001  OPERATING        PMCHK00000133    $10,436.91
100013253      CROBAN000      CROWN BANK LEASING                    5/21/2001  OPERATING        PMCHK00000133       $529.02
100013254      DISSCH000-B    DISCOUNT SCHOOL SUPPLY                5/21/2001  OPERATING        PMCHK00000133       $708.35
100013255      ECO000000      ECOLAB                                5/21/2001  OPERATING        PMCHK00000133        $26.80
100013256      GECAP0003      GE CAPITAL                            5/21/2001  OPERATING        PMCHK00000133       $420.61
100013257      HORDIS000      HORIZON DISTRIBUTION                  5/21/2001  OPERATING        PMCHK00000133        $67.91
100013258      IROMOU000      IRON MOUNTAIN                         5/21/2001  OPERATING        PMCHK00000133     $1,093.48
100013259      PACALA000      PACIFIC ALARMS COMPANY                5/21/2001  OPERATING        PMCHK00000133        $65.00
100013261      SRP2950        SRP2950                               5/21/2001  OPERATING        PMCHK00000133     $1,185.31
100013262      SULSPR000      SULPHUR SPRINGS ELECTRIC              5/21/2001  OPERATING        PMCHK00000133       $553.95
100013263      TATRAN000      TATUM RANCH                           5/21/2001  OPERATING        PMCHK00000133        $40.00
100013264      US0WES003      US WEST COMMUNICATIONS-29060          5/21/2001  OPERATING        PMCHK00000133     $1,079.29
100013265      XOCOMM000      X O COMMUNICATIONS                    5/23/2001  OPERATING        PMCHK00000134     $2,400.00
100013266      US0FOO000      US FOODSERVICE                        5/24/2001  OPERATING        PMCHK00000135       $696.70
100013267      US0FOO000      US FOODSERVICE                        5/24/2001  OPERATING        PMCHK00000135       $657.65
100013268      US0FOO000      US FOODSERVICE                        5/24/2001  OPERATING        PMCHK00000135     $5,058.61
100013270      BOWTAM000      TAMI BOWEN                            5/24/2001  OPERATING        PMCHK00000136       $491.87
100013271      CASELI000      ELIZABETH CASON                       5/24/2001  OPERATING        PMCHK00000136       $692.96
100013272      DYCNAN000      DYCK, NANCY                           5/24/2001  OPERATING        PMCHK00000136       $313.60
100013273      GARLYN000      LYNN GARSHA                           5/24/2001  OPERATING        PMCHK00000136       $412.70
100013274      KAMLES000      LESLIE KAMPER # 127                   5/24/2001  OPERATING        PMCHK00000136       $242.41
100013275      MITTON000      TONYA MITCHELL                        5/24/2001  OPERATING        PMCHK00000136       $313.92
100013276      MOTVEH000      MOTOR VEHICLE DIVISION                5/24/2001  OPERATING        PMCHK00000136       $255.84
100013277      MURKEL000      KELLY MURPHY                          5/24/2001  OPERATING        PMCHK00000136       $350.26
100013278      NYBSHE000      SHELLEY NYBERG                        5/24/2001  OPERATING        PMCHK00000136       $431.48
100013279      APS200000      APS-2907                              5/25/2001  OPERATING        PMCHK00000137     $2,581.88

                            Sunrise Preschools, Inc.
                          VENDOR CHECK REGISTER REPORT
                              Payables Management

* Voided Checks

                                                                                                  Audit
Check Number   Vendor ID      Vendor Check Name                    Check Date  Checkbook ID     Trail Code         Amount
------------   ---------      -----------------                    ----------  ------------     ----------         ------
100013280      ARIAIR000      ARIZONA AIR-SCENT                     5/25/2001  OPERATING        PMCHK00000137       $221.98
100013281      AT&TPHO00      AT&T PHOENIX-78225                    5/25/2001  OPERATING        PMCHK00000137        $36.59
100013282      CITMESUTI      CITY OF MESA - UTILITIES - 187        5/25/2001  OPERATING        PMCHK00000137       $111.87
100013283      COUCHE000      COURTESY CHEVROLET                    5/25/2001  OPERATING        PMCHK00000137     $3,357.03
100013284      CROBAN000      CROWN BANK LEASING                    5/25/2001  OPERATING        PMCHK00000137       $507.26
100013285      DIPJAN000      JANETTE DI PIETRO                     5/25/2001  OPERATING        PMCHK00000137        $18.69
100013286      ECO000000      ECOLAB                                5/25/2001  OPERATING        PMCHK00000137       $116.28
100013287      ELEWES000      ELECTRONICS WEST, INC.                5/25/2001  OPERATING        PMCHK00000137       $150.00
100013288      GECAP0003      GE CAPITAL                            5/25/2001  OPERATING        PMCHK00000137       $189.96
100013289      GILGIL000      HEIDI GILBERT                         5/25/2001  OPERATING        PMCHK00000137        $37.20
100013290      HAVSCO000      SCOTT HAVICE                          5/25/2001  OPERATING        PMCHK00000137        $84.00
100013291      HEAIMC000      HEALTHSOUTH IMC  INC                  5/25/2001  OPERATING        PMCHK00000137        $45.00
100013292      HEASAV000      HEART SAVERS                          5/25/2001  OPERATING        PMCHK00000137       $428.00
100013293      IKOOFF001      IKON OFFICE SOLUTION (AZ)             5/25/2001  OPERATING        PMCHK00000137        $31.12
100013294      IMPBAN000      IMPERIAL BANK                         5/25/2001  OPERATING        PMCHK00000137     $3,226.43
100013295      JETCON000      JET CONNECTION                        5/25/2001  OPERATING        PMCHK00000137       $228.00
100013296      JOHJEN000      JENNIFER JOHNSON                      5/25/2001  OPERATING        PMCHK00000137        $76.00
100013297      KYNTOR000      TORI KYNASTON                         5/25/2001  OPERATING        PMCHK00000137        $37.50
100013298      LITPAR         Litchfield Parks & Recreation         5/25/2001  OPERATING        PMCHK00000137       $213.46
100013299      LOWTAM000      TAMMY LOWE                            5/25/2001  OPERATING        PMCHK00000137       $102.00
100013300      MARJOE000      JOELY MARTIN                          5/25/2001  OPERATING        PMCHK00000137       $256.00
100013301      MAYCHA00       CHAMBRE MAYHUE                        5/25/2001  OPERATING        PMCHK00000137        $55.00
100013302      MILTHE000      THEO MILLER                           5/25/2001  OPERATING        PMCHK00000137       $151.00
100013303      REDSER000      REDDI SERVICES                        5/25/2001  OPERATING        PMCHK00000137       $102.00
100013304      RICMIC000      MICHELE RICHARDSON                    5/25/2001  OPERATING        PMCHK00000137        $55.25
100013305      ROBNUV000      ROBIN NUVAMSA                         5/25/2001  OPERATING        PMCHK00000137       $176.30
100013306      SANBAR001      SANTA BARBARA BANK & TRUST            5/25/2001  OPERATING        PMCHK00000137       $637.42
100013307      SRP2950        SRP2950                               5/25/2001  OPERATING        PMCHK00000137     $3,430.58
100013308      TERINT000      TERMINEX INTERNATIONAL                5/25/2001  OPERATING        PMCHK00000137       $598.00
100013309      TOWOF0002      TOWN OF GILBERT - UTILITIES           5/25/2001  OPERATING        PMCHK00000137       $647.81
100013310      U0CWIN000      U-C WINDOW CLEANING                   5/25/2001  OPERATING        PMCHK00000137     $1,219.05
100013311      UNIPAR000      UNITED PARCEL SERVICE-UPS             5/25/2001  OPERATING        PMCHK00000137        $16.00
100013312      UNIPOL000      UNIVERSAL POLICE SUPPLY               5/25/2001  OPERATING        PMCHK00000137        $77.19
100013313      US0WES003      US WEST COMMUNICATIONS-29060          5/25/2001  OPERATING        PMCHK00000137     $1,741.65
100013314      WHEAMY000      AMY WHEELER                           5/25/2001  OPERATING        PMCHK00000137         $5.89
100013315      4DPROP000      4D PROPERTIES                         5/30/2001  OPERATING        PMCHK00000138    $11,749.94
100013316      ANCVIL000      ANCALA VILLAGE SHOPPING CENTER        5/30/2001  OPERATING        PMCHK00000138    $24,932.94
100013317      BLD7ZEL000     BLDG7UNION HILLS LLC                  5/30/2001  OPERATING        PMCHK00000138    $10,352.74
100013318      DERENT000      DER ENTERPRISES LLP                   5/30/2001  OPERATING        PMCHK00000138    $15,131.93
100013319      DIVINS000      DIVALL INSURED INCOME PROP INC        5/30/2001  OPERATING        PMCHK00000138    $11,418.37
100013320      MCCVEN003      MCCLINTOCK VENTURE LC                 5/30/2001  OPERATING        PMCHK00000138    $13,067.25
100013321      MELUS0000      MELLON US LEASING                     5/30/2001  OPERATING        PMCHK00000138     $5,761.19
100013322      MESDEV000      MESA DEVELOPMENT INC                  5/30/2001  OPERATING        PMCHK00000138    $12,568.84
100013323      PEOINV000      PEORIA INVESTMENTS INC                5/30/2001  OPERATING        PMCHK00000138    $18,202.23
100013324      SANVIL003      SANTIAGO VILLA  (#129)                5/30/2001  OPERATING        PMCHK00000138    $13,836.33
100013325      SANVIL005      SANTIAGO VILLA  (#124)                5/30/2001  OPERATING        PMCHK00000138    $14,980.76
100013326      SC0WAR000      SC WARNER TEMPE, INC.                 5/30/2001  OPERATING        PMCHK00000138    $14,021.03
100013327      SDMFAM000      SDM FAMILY CORP                       5/30/2001  OPERATING        PMCHK00000138    $13,794.27
100013328      SUNPRE000      SUNRISE PRESCHOOL VI INVESTME         5/30/2001  OPERATING        PMCHK00000138    $18,533.62
100013329      WELFAR002      WELLS FARGO BANK                      5/30/2001  OPERATING        PMCHK00000138    $18,541.69
100013330      WILPRE000      WILLIS PRESCHOOL VI                   5/30/2001  OPERATING        PMCHK00000138    $12,939.66
100013331      US0FOO000      US FOODSERVICE                        5/31/2001  OPERATING        PMCHK00000139     $8,554.29
                                                                                                                -----------
Total Checks: 193                                                                     Total Amount of Checks:   $484,327.75
                                                                                                                ===========